DEQ-SUP-1 071013
Summary and Statutory Prospectus Supplement dated July 10, 2013
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Class Y shares of the Fund listed below:
Invesco Disciplined Equity Fund
At a recent meeting of the Board of Trustees of Invesco Disciplined Equity Fund (the “Fund”), the Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to the AT Disciplined Equity Fund (the “Acquiring Fund”), a newly created fund sponsored by Atlantic Trust Private Wealth Management (“Atlantic Trust”) through its registered investment adviser, Stein Roe Investment Counsel, Inc. and the Canadian Imperial Bank of Commerce (“CIBC”), a Canadian-based global financial institution, in exchange for shares of the Acquiring Fund that will be distributed to the Fund’s shareholders.
The Acquiring Fund’s Board of Trustees also approved the proposal to reorganize the Fund into the Acquiring Fund pursuant to the Agreement. The proposed reorganization of the Fund into the Acquiring Fund is the result of a transaction pursuant to which CIBC will purchase Atlantic Trust from Invesco and consequently, the Fund’s portfolio managers will no longer be affiliated with Invesco and will be employed by Atlantic Trust, as described in a previous Supplement dated April 12, 2013.
The Agreement requires approval of the Fund’s shareholders and will be submitted to shareholders for their consideration at a meeting to be held on or about October 17, 2013. If the Agreement is approved by shareholders of the Fund and certain conditions required by the Agreement are satisfied, the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Fund will receive Institutional Class shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.
A combined Proxy Statement/Prospectus will be sent to record date shareholders of the Fund to seek their approval of the Agreement, which will include a full discussion of the reorganization and the factors that the Fund’s Board of Trustees considered in approving the Agreement.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy.
DEQ-SUP-1 071013